EXHIBIT 99.1

InPlay Technologies Reports Financial Results for Second Quarter 2007

PHOENIX, Aug. 13, 2007 (PRIME NEWSWIRE) -- InPlay Technologies (Nasdaq:NPLA) today announced financial results for the second quarter ended June 30, 2007.

Total revenue for the second quarter of 2007 was $645,000, down from $2.55 million for the second quarter of 2006. Second quarter 2007 revenue includes $404,000 in revenue from FinePoint and $241,000 from Duraswitch. InPlay reported a net loss for the second quarter of $1.65 million, or $0.14 per share as compared to a net loss of $684,000, or $0.06 per share, for the first quarter of 2006.

Consolidated gross margin was 33 percent for the quarter, including 32 percent for the FinePoint segment and 35 percent for the Duraswitch segment.

Commenting on the quarter, Steve Hanson, InPlay chairman and CEO said, "Our revenue is down as our largest customer winds down production of our pen and digitizer technology for its older convertible notebook line. We remain confident in our ability to win new customers and grow this business. Until that happens, however, we are very mindful of our cash position."

"In addition, our net loss for the quarter was impacted by two charges," continued Hanson. "First, we accrued approximately $800,000 for severance related to changes in management of the company. Second, Duraswitch cost of goods sold includes a $90,000 one-time expense for tooling, impacting margin and gross profit for this side of our business."

"Our biggest asset is our differentiating technology. Over the last several months we have made significant advances in technology development. Now we need to focus on execution, winning new business and being smart about allocating our resources. We are operating with a sense of urgency. I believe in the opportunity and am focused on doing everything possible to create a profitable, growing business," Hanson concluded.

Conference Call

InPlay Technologies will host a conference call today at 5:00 p.m. Eastern Time. To participate on the live call, analysts and investors should dial 800-240-6709 at least ten minutes prior to the call. To participate on the live call from outside the U.S., dial 303-262-2130. InPlay Technologies will also offer a live and archived webcast of the conference call, accessible from the "Investor" section of the company's Web site, www.inplaytechnologies.com/investor.asp. A telephonic replay of the conference call will also be available through August 15 by dialing 800-405-2236 and entering passcode 11095330#.

About InPlay Technologies

InPlay Technologies is a developer of innovative user interface solutions for electronic products. The company's FinePoint division offers the only digital-based pen-input solution for the rapidly growing mobile computing market. With InPlay's digital technology, OEMs have an almost limitless roadmap for development of new features and functions for their product designs. The Company's Duraswitch(r) brand of electronic switch technologies couples the friendly tactile feedback of mechanical pushbuttons and rotary dials with the highly reliable, thin profile of membrane switches enabling OEMs to create ergonomic, space saving input panels for a wide range of applications. Visit www.inplaytechnologies.com for more information.

This news release contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding our ability to win new business thereby increasing revenue, our ability to manage our cash use, our estimation of the benefits of our technologies, the market opportunity for our technologies and our ability to successfully execute on our strategic plan. Risks and uncertainties that could cause results to differ materially from those projected include changes in orders or timing from our licensees and OEM customers, inability to secure purchase orders from new customers, general changes in demand in our target industries, unanticipated expenses, unforeseen difficulties related to manufacturing our technologies, challenges to our intellectual property and other uncertainties described from time to time in our documents filed with the Securities and Exchange Commission, including our Annual Report on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on April 2, 2007. These forward-looking statements represent our beliefs as of the date of this press release and we disclaim any intent or obligation to update these forward-looking statements.

                       INPLAY TECHNOLOGIES, INC.
                 CONSOLIDATED STATEMENT OF OPERATIONS
                              (Unaudited)

                  Three Months Ended June 30,  Six Months Ended June 30,
                       2007         2006          2007        2006
                   -----------  -----------   -----------  -----------
 NET REVENUE:
  FinePoint        $   403,982  $ 2,370,694   $ 1,572,017  $ 3,936,063
  Duraswitch:
   Related party -
    Delphi                  --           --     7,631,250           --
   Non-related
    parties            240,983      180,456       507,953      333,082
                   -----------  -----------   -----------  -----------
    Total net
     revenue           644,965    2,551,150     9,711,220    4,269,145

 COST OF GOODS SOLD:
  FinePoint            276,596    2,110,291     1,133,970    3,300,307
  Duraswitch           155,837       74,080       222,161      135,848
                   -----------  -----------   -----------  -----------
    Total cost of
     goods sold        432,433    2,184,371     1,356,131    3,436,155
                   -----------  -----------   -----------  -----------

     Gross profit      212,532      366,779     8,355,089      832,990
                   -----------  -----------   -----------  -----------

 OPERATING EXPENSES:
  Selling, general
   and
   administrative    1,579,945      743,490     3,063,931    1,460,268
  Research,
   development and
   commercial
   application
   engineering         404,565      325,279       742,723      637,178
                   -----------  -----------   -----------  -----------

    Total operating
     expenses        1,984,510    1,068,769     3,806,654    2,097,446
                   -----------  -----------   -----------  -----------

 INCOME (LOSS) FROM
  OPERATIONS        (1,771,978)    (701,990)    4,548,435   (1,264,456)

 OTHER INCOME - Net     88,385       18,344       126,967       48,419
                   -----------  -----------   -----------  -----------

 INCOME (LOSS)
  BEFORE INCOME
  TAXES            $(1,683,593) $  (683,646)  $ 4,675,402  $(1,216,037)
                   -----------  -----------   -----------  -----------

 PROVISION FOR
  (BENEFIT FROM)
  INCOME TAXES         (33,672)          --        93,508           --
                   -----------  -----------   -----------  -----------

 NET INCOME (LOSS) $(1,649,921) $  (683,646)  $ 4,581,894  $(1,216,037)
                   ===========  ===========   ===========  ===========

 EARNINGS (LOSS)
  PER SHARE -
  BASIC            $     (0.14) $     (0.06)  $      0.40  $     (0.11)
                   ===========  ===========   ===========  ===========

 EARNINGS (LOSS)
  PER SHARE -
  DILUTED          $     (0.14) $     (0.06)  $      0.40  $     (0.11)
                   ===========  ===========   ===========  ===========
 WEIGHTED AVERAGE
  SHARES
  OUTSTANDING,
   BASIC            11,505,382   11,491,896    11,503,886   11,486,733
                   ===========  ===========   ===========  ===========
   DILUTED          11,505,382   11,491,896    11,551,333   11,486,733
                   ===========  ===========   ===========  ===========

                        INPLAY TECHNOLOGIES, INC.
                       CONSOLIDATED BALANCE SHEETS
                               (Unaudited)

                                            June 30,      December 31,
                                              2007            2006
                                          ------------    ------------
 ASSETS
 CURRENT ASSETS:
   Cash and cash equivalents              $  7,825,624    $  1,591,312
   Accounts receivable                         371,685         379,369
   Inventory                                   594,338       1,159,629
   Prepaid expenses and other
    current assets                              91,054         190,847
                                          ------------    ------------
      Total current assets                   8,882,701       3,321,157

 PROPERTY AND EQUIPMENT - Net                  516,347         510,167
 GOODWILL                                    1,321,240       1,321,240
 PATENTS - Net                               1,262,274       1,303,474
 OTHER ASSETS                                   24,422          12,258
                                          ------------    ------------
 TOTAL ASSETS                             $ 12,006,984    $  6,468,296
                                          ============    ============

 LIABILITIES AND STOCKHOLDERS' EQUITY
 CURRENT LIABILITIES:
   Accounts payable                       $    654,141    $    698,600
   Accrued salaries and benefits             1,004,181         498,090
   Accrued purchase commitments                456,000         456,000
   Other accrued expenses and
    other current liabilities                  324,672         192,974
   Deferred revenue                             40,124          25,526
                                          ------------    ------------
      Total current liabilities              2,479,118       1,871,190
                                          ------------    ------------

 LONG-TERM LIABILITIES:
   Other non-current liabilities               295,161             851
                                          ------------    ------------
      Total liabilities                      2,774,279       1,872,041
                                          ------------    ------------

 COMMITMENTS AND CONTINGENCIES
 STOCKHOLDERS' EQUITY:
   Preferred stock, no par value,
    10,000,000 shares authorized,
    no shares issued and
    outstanding in 2007 and 2006                   --              --
   Common stock, $.001 par value,
    40,000,000 shares authorized
    in 2007 and 2006, 11,515,138
    and 11,502,315 shares issued
    and outstanding in 2007 and
    2006, respectively                          11,515          11,502
   Additional paid-in capital               31,478,980      31,424,436
   Accumulated deficit                     (22,257,790)    (26,839,683)
                                          ------------    ------------
      Total stockholders' equity             9,232,705       4,596,255
                                          ------------    ------------
 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                    $ 12,006,984    $  6,468,296
                                          ============    ============

CONTACT:  InPlay Technologies, Inc.
          Heather Beshears, Vice President, Corporate Communications
          480-586-3357
          Heather@InPlayTechnologies.com